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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 19, 1997

                 Date of earliest event report: August 19, 1997

                             CPC International Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                           1-4199                 36-2385545
(State or other                   (Commission File         (I.R.S. Employer
jurisdiction of                        Number)              identification
incorporation or                                                Number)
 organization)


International Plaza, P.O. Box 8000,                               07632
Englewood Cliffs, New Jersey                                    (Zip Code)
(Address of principal executive offices)

                                 (201) 894-4000
              (Registrant's telephone number, including area code)


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                                       -2-

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CPC International Inc.


                                             By /s/ Rainer H. Mimberg
                                                -----------------------
                                                Name: Rainer H. Mimberg
                                                Title: Vice President,
                                                         Finance and Comptroller

Date: August 19, 1997


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                                       -3-

Item 5.   Other Events

               Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-32971) filed by CPC International Inc. (the "Company") with the Securities and Exchange Commission relating to the Company's Debt Securities.

Item 7.        Financial Statements and Exhibits

(c)            Exhibits.

Exhibit 1.2 -  Selling Agency Agreement dated August 19, 1997 between the
               Company and Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 4.4 -  Form of Fixed Rate Medium-Term Note, Series F

Exhibit 4.5 -  Form of Floating Rate Medium-Term Note, Series F







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                                  Exhibit Index

Exhibit No.
------------

Exhibit 1.2  - Selling Agency agreement dated August 19, 1997 between the
               Company and Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 4.4  - Form of Fixed Rate Medium-Term Note, Series F

Exhibit 4.5  - Form of Floating Rate Medium-Term Note, Series F



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